                                                September 30, 1999 Annual Report

                                                                          NUVEEN
                                                                    Mutual Funds




                               Nuveen Income Fund



                                       For investors

                                       seeking

                                       attractive
[PHOTO APPEARS HERE]
                                       current income

                                       and capital

                                       preservation.







     Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser/SM/ for Income Investing

    Contents

 1  Dear Shareholder

 3  From the Portfolio Manager's Perspective

 6  Nuveen Income Fund Spotlight

 7  Portfolio of Investments

 9  Statement of Net Assets

10  Statement of Operations

11  Statement of Changes in Net Assets

12  Notes to Financial Statements

15  Financial Highlights

16  Report of Independent Public Accountants

17  Fund Information

DEAR

Shareholder



At this writing, we're just a month away from the much-talked-about millennium. Besides trying to decide where it is we want to be when the clock strikes midnight, this whole event puts the concept of time in front of us all. We think: "Where did the time go?"

We think about how old, 25 years ago, we thought we would be when the calendar turned January 1, 2000. (And we realize, now, it is really not that old at all.) We think about all the things we thought we would have accomplished before 1999 became 2000.

Most likely, one of your millennium goals was financial. Whether it was to fully fund your retirement accounts or set up trusts for your grandchildren, the fact that you're working with a financial adviser and reading this report are positive signs that you're well on your way to achieving your goal.

I'm pleased to report we're meeting our goals, too. In addition to the goals we have established for each mutual fund we manage, we have had to set goals in preparation for the millennium. Briefly, the year 2000, or Y2K, problem stems from concerns that computers and other date-sensitive systems could malfunction or stop before, on, or after January 1, 2000. Many older systems use a two-digit number to represent a year. To a computer, "00" may mean the year 1900 instead of 2000. If this were to happen, some computers might shut down or not work correctly.

   All efforts to safeguard critical systems are right on schedule at Nuveen. It's a goal we set more than 10 years ago. Nuveen's trading, fund management and pricing -- systems that affect you and your investments -- have been updated or replaced to be able to deal accurately with Y2K.

   We continue to work closely with our service providers, transfer agent, custodian and trustee to monitor the readiness of their systems, as well as address any remaining internal systems issues. We expect January 3, 2000, the first business day of the year, to be "business as usual."

   The Securities and Exchange Commission (SEC), which oversees the securities industry, has taken significant steps to help the financial industry make a smooth transition to the Y2K. First, the SEC required all public companies, investment advisers, investment companies and municipal securities issuers to disclose their ability to operate their systems at and after the turn of the century.

   In addition, the SEC mandated that tests be conducted on various financial systems to test the ability of exchanges and broker/dealer firms to handle transactions effectively. We participated successfully in those tests.

   While we cannot anticipate all possibilities, our systems are in place and ready to handle Y2K. We look forward to helping you achieve your financial goals in the new millennium.


The Economic Environment. I want to briefly report on the economic environment in which your Nuveen investment performed. Read on, as we've conducted an in-depth interview with a representative from the Nuveen Income Fund portfolio management team, describing how that team of investment and research professionals directed the portfolio during its inaugural period, through September 30, 1999.

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

     "All efforts to safeguard critical systems are right on schedule at Nuveen."

                                                           ANNUAL REPORT  page 1

     "Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan."


   Until fairly recently, the U.S. economy has been characterized by robust growth, generally low interest rates and unemployment levels that remain among the lowest in three decades.

   Concerns, however, about the continued pace of the economy's expansion have begun to test the "new paradigm," which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching -- and reacting to -- every announcement concerning economic statistics, volatility has increased, especially in the equity markets.

   We have entered a different economic environment from that of 12 months ago. This shift has occurred in response to two factors:

   . the Asian financial crisis of 1998 did not produce the U.S. economic slowdown that was widely expected to keep economic growth from becoming overly robust;

   . evidence of accelerating prices, most obvious in the sudden spikes in the April and September 1999 Consumer Price Index, contributed to the reemergence of the specter of inflation, accompanied by predictions of higher interest rates.

   In an effort to preempt this inflation threat, the Federal Reserve has moved to raise the federal funds rate -- to 5.50%. The upward adjustments to this rate, which represents the amount banks charge one another on overnight loans, mark the first increases since March 1997 and stand in sharp contrast to the three reductions made last fall.


Keeping the Balance. The increased volatility in the markets highlights the importance of maintaining balance in your investment portfolio. With a properly balanced portfolio of equities, bonds and cash, your assets are better positioned to weather the markets' ups and downs. A balanced portfolio can also help you increase your opportunities for capital growth while reducing risk. Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan.

   For more information on any Nuveen investment, including a prospectus, contact your financial adviser. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

   Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we look ahead to a new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
November 16, 1999

ANNUAL REPORT  page 2

NUVEEN INCOME FUND

From the Portfolio Manager's Perspective


The Nuveen Income Fund began operations in November 1998 amid mixed economic signals, especially concerning the direction of interest rates. James Lumberg, director of income funds at Nuveen, recently spoke with Portfolio Manager Rick Huber about the fund's performance during its first fiscal year ended September 30, 1999. Jim and Rick also discussed the investment process used in managing the fund, explained the economic environment in which the fund performed and gave an outlook for the fund's next fiscal year. We'll share those discussions with you in this report.

JIM   During the first 10 months in the life of the Nuveen Income Fund, the bond market experienced uncertainty amid mixed signals about the direction of interest rates. Please tell us a little about the economic environment of the period. How did the fund respond to such a challenging market?

RICK   After the Federal Reserve (the Fed) raised interest rates in the first part of the year, economic indicators were sending mixed signals that hindered even the most educated guesses as to where interest rates would go next. That brought volatility to the bond markets and caused the "spread" -- or the difference between the yield on corporate bonds and the yield on Treasury bonds -- to widen significantly. Interest rates are important to bond investors; when they go down, the value of bonds rise, because rates move in the opposite direction of bond prices. Conversely, when rates go up, bond values tend to fall -- generally not welcome news for those who own bonds. However, a rise in rates does tend to present attractive buying opportunities.

    The Nuveen Income Fund held its own quite well in a difficult environment. Although the fund's total returns were negatively impacted by the increase in bond yields, its strong overweighting in corporate bonds -- which performed well in the first part of the period -- helped moderate losses and led to outperformance of the benchmark and the Lipper average. Later in the period, however, when the yield spread between corporate bonds and Treasury bonds widened, which tends to lead to underperformance among corporate bonds, we trimmed back the fund's corporate positions.


Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/sm/ -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their focus on consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/sm/ for income investing is Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing upon 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research
 .  An active, value-oriented investment style
 .  The unmatched presence and trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Income Fund.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's fiscal year ended September 30, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                           ANNUAL REPORT  page 3

    Since its November 1998 inception, the fund has posted a loss of 0.04%. Over that period, the Lehman Brothers Aggregate Bond Index/1/ reported a loss of 0.40%, and the Lipper Intermediate Investment Grade Debt Funds Index/2/ had a loss of 0.36%.


                     Portfolio Allocation

                     Corporate Bonds                  42%
                     U.S. Treasury Bonds/Notes        25%
                     Mortgage-Backed Securities       20%
                     Commercial Paper                 13%


                                  "With market
                        uncertainty and imbalance comes
                                 opportunity."


JIM   What is your investment process for Nuveen Income Fund?

RICK   Nuveen follows a team approach to foster open communication and the sharing of ideas. The process is essentially a combination top-down / bottom-up approach.

    The fixed-income team first meets in order to assess overall economic conditions, globally and in the U.S., and to try to determine where interest rates are headed. That's the "top-down" analysis.

    We then seek to identify those sectors of the market that present opportunity using relative value models. Results of these models, along with a thorough qualitative assessment of the fixed income markets, help direct our bottom-up research efforts. Intense bottom-up analysis enables us to identify what we believe to be exceptional value on a security-by-security basis.

    Discussions concerning changes to our broader economic and market assessment are conducted on a weekly basis, and the value of individual securities are discussed regularly, as analysts and portfolio managers share their research and experiences. In some cases, individual bond stories are so strong they can override our view on the overall market and economy. It is in instances such as these that the true value of a combined top-down / bottom-up strategy makes itself felt.

JIM   Tell us about the types of strategies a portfolio manager can employ in a volatile bond market. Is it better to wait it out or to take active steps to participate wherever possible?

RICK   Very often, with market uncertainty and imbalance comes opportunity.
Again, when yields are up, prices are down, and thorough research can turn up some attractive buys. Couple that with a marked increase in the number of new corporate bond issues, which were up 35% in the third quarter over the same period last year, and significant buying opportunities await those who put forth the effort to find them.

    Even in a tough market, we are constantly looking for bonds with high quality and what we see as good value -- times like these give us the chance to make savvy purchases and to prepare the fund for the future.

    We made active, diligent efforts to divine good stories during the year. Our research efforts uncovered promising opportunities that eventually performed better than the overall market.

    One example is Seagram. In the second quarter of 1999 there was uncertainty surrounding Seagram's acquisition of Polygram, so those bonds were offering very attractive yields. We determined through our research that Seagram had sound fundamentals and a positive outlook, so we added it to the portfolio. Soon after, questions as to their corporate strategy were resolved favorably, and the bonds rallied.



1 The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities.

2 The Lipper Peer Group returns reflect the performance of the Lipper Intermediate Investment Grade Debt Funds Index, which represents the average returns of the 30 largest funds in the Lipper category. The returns assume investment dividends, but do not include any initial or ongoing expenses.



ANNUAL REPORT  page 4

JIM   Which sectors performed well for the fund over the last year?

RICK   In the corporate sector, real estate investment trusts, or REITs, and
Yankee Corporate bonds, which is debt of foreign corporations denominated in dollars, were particularly strong for the fund and remain attractive going into the next fiscal year. Both of these instruments offer substantial income and total return potential.

  At the beginning of the fund's operations, Nuveen Research identified the energy, finance and telecommunications sectors as ripe for outperformance, so we increased the fund's positions in such companies. As expected, these sectors proved themselves and performed well in the second quarter. Determining that they had become expensive, we trimmed our positions in the third quarter and were able to add positions in mortgage-backed securities.

  The mortgage sector also did well as we increased our exposure to both traditional agency pass-through securities and high-rated commercial mortgage-backed securities. Commercial mortgage-backed instruments have offered especially strong value relative to other mortgage sectors, with equivalent quality and a better structure. Despite their high quality, some managers are reluctant to purchase this fairly new class, but as it gains widespread acceptance we fully expect that values will appreciate.

  We saw significant value in government agency bonds in the second half of the period, and have therefore increased our allocation to this sector. As interest rate spreads widened, agency bonds became very inexpensive in our opinion.

JIM   You've mentioned the Fed interest rate increases that took place earlier this year, and there are still mixed signals about where rates are headed going into the next year. How is the fund positioned to handle more uncertainty?

RICK   Uncertainty as to what and when the Fed's next move would be has created the recent market volatility, but we believe that slower growth and reasonable inflation levels, coupled with Fed concerns about the effects of Y2K, will likely hold off any rate hikes before 2000.

  We have positioned the fund to capitalize on what we feel will be an improving and attractive market in the months ahead. The fund has a neutral stance on interest rates, and its short-term, liquid assets are ready for deployment to the new opportunities that we fully expect to surface. As always, we will keep a watchful eye on the economy and any possibility for an interest rate move and will prepare the fund accordingly.

  The bond market looks more attractive to us going into the new fiscal year. U.S. Treasury rates are high and spreads are still relatively wide, so we still think there are buying opportunities. Going forward, we expect the yield spread between corporates and Treasuries to stay on course or tighten, so we plan to increase our exposure to the corporate and mortgage sectors.

Diversification*

  Electric                       2.2%
  Natural Gas                    2.5%
  Consumer Cyclical              2.6%
  Health Care                    3.2%
  Basic Materials                3.3%
  Consumer Non-Cyclical          3.3%
  Financials                     3.3%
  Insurance                      3.3%
  Retail/General                 4.7%
  Real Estate Investment Trust   5.1%
  Transportation                 8.6%
  Energy                         9.4%
  Commercial Mortgage-Bank       9.6%
  Mortgage-Backed                9.8%
  U.S. Guaranteed               29.1%


* As a percentage of total bond holdings.

                                                           ANNUAL REPORT  page 5

NUVEEN INCOME FUND

Fund Spotlight as of September 30, 1999


Terms To Know

The following are a few terms used throughout this report.

Duration A measure of the interest rate sensitivity of a fixed-income investment portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

Net Asset Value (NAV) The per-share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding.


Quick Facts

                                      A Shares    B Shares    C Shares    R Shares
Inception Date                           11/98       11/98       11/98       11/98
----------------------------------------------------------------------------------
Net Asset Value (NAV)                   $19.00      $19.00      $19.01      $19.01
----------------------------------------------------------------------------------
Latest Monthly Dividend (9/30/99)      $0.0990     $0.0870     $0.0870      $0.103
----------------------------------------------------------------------------------
Latest Capital Gain                          0           0           0           0
----------------------------------------------------------------------------------
CUSIP                                67066D101   67066D200   67066D309   67066D408
----------------------------------------------------------------------------------

Cumulative Total Returns/+/

                           A Shares                B Shares             C Shares        R Shares
                         NAV       Offer      W/CDSC     W/O CDSC   W/CDSC   W/O CDSC      NAV
Since Inception        -0.04%      -4.80%      -5.43%      -0.68    -1.58%     -0.62      0.21%
-----------------------------------------------------------------------------------------------

/+/ Class A shares have a 4.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year.

Top Five Corporate Bond Holdings*

Wal-Mart Stores                            4.7%
-----------------------------------------------
British Sky Broadcasting Group p/c         3.3%
-----------------------------------------------
FMC Corporation                            3.3%
-----------------------------------------------
Royal & Sun Alliance Insurance Group p/c   3.3%
-----------------------------------------------
NorAm Energy Corporation                   3.2%
-----------------------------------------------
* As a percentage of total bond holdings.


Bond Credit Quality**

[PIE CHART APPEARS HERE]

AAA........  48.7%

AA.........   7.8%

A..........   6.4%

BBB........  28.6%

Other......   8.5%

** As a percentage of total bond holdings.


Portfolio Statistics

Fund Net Assets    $16.2 million
--------------------------------
Number of
Bond Issues                   28
--------------------------------
Average Duration
(Bonds)                     4.81
--------------------------------
Average Effective
Maturity (Bonds)      9.07 years
--------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

ANNUAL REPORT  page 6

Portfolio of Investments
Nuveen Income Fund
September 30, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               CORPORATE OBLIGATIONS - 66.1%

               Corporate Bonds - 44.9%

$   600,000    AES China Generation Limited, Unsecured Notes, 10.125%, 12/15/06        12/01 at 105 1/16         BB-    $   339,000

    500,000    British Sky Broadcasting Group Public Limited Corporation, Notes,
                 8.200%, 7/15/09                                                            No Opt. Call        Baa2        496,166

    500,000    CMS Energy Corporation, Senior Note Unsecured, 7.500%, 1/15/09               No Opt. Call          BB        460,475

    400,000    Cendant Corporation, Notes, 7.500%, 12/01/00                                 No Opt. Call        Baa1        401,748

    500,000    Columbia/HCA Healthcare Corporation, Medium Term Notes, 6.630%,              No Opt. Call         BB+        478,574
                 7/15/45 (Mandatory put 7/15/02)

    400,000    EOP Operating Limited
                  Partnership, 6.800%,
                  1/15/09                                                                   No Opt. Call        Baa1        370,865

    400,000    Enron Corporation, 6.725%, 11/15/37 (Mandatory put 11/17/08)                 No Opt. Call        BBB+        382,315

    500,000    FMC Corporation, Medium Term Notes, 7.125%, 11/25/02                         No Opt. Call         BBB        495,835

    475,000    Interpool Capital Trust, 9.875%, 2/15/27                                     No Opt. Call        BBB-        416,081

    500,000    Laidlaw Inc., Debenture, 7.650%, 5/15/06                                     No Opt. Call         BBB        476,521

    500,000    NorAm Energy Corporation, Term Enhanced Remarketable Securities,             No Opt. Call        Baa1        482,343
                 6.375%, 11/01/13 (Mandatory put 11/01/03)

    500,000    PDVSA Finance Limited, Note, 9.375%, 11/15/07                                No Opt. Call          A3        478,031

    500,000    Royal & Sun Alliance Insurance Group Public Limited Company,                 No Opt. Call          A1        493,085
                 Subordinate Guaranteed Bonds, 8.950%, 10/15/29 (WI)

    400,000    United Dominion Realty Trust, Medium Term Notes, 7.600%, 1/25/02             No Opt. Call         BBB        396,476

    650,000    Wal-Mart Stores, Collateralized Pass Through Certificates,                   No Opt. Call          AA        708,087
                 8.620%, 1/01/10

    500,000    Windsor Petroleum Transportation Corporation, Unsecured Note, 7.840%,        No Opt. Call        Baa3        410,000
                 1/15/21
------------------------------------------------------------------------------------------------------------------------------------
               Mortgage-Backed Securities - 21.2%

    500,000    Commercial Mortgage Trust, Series 99C1-A3, 6.640%, 9/17/10                   No Opt. Call         AAA        478,020

    500,000    Federal Home Loan Mortgage Corporation Bonds, 6.625%, 9/15/09                No Opt. Call         Aaa        498,284

    500,000    Federal National Mortgage Association, Benchmark Notes, 6.500%, 8/15/04      No Opt. Call         Aaa        502,717

    508,889    Morgan Stanley Capital I Incorporated, Commercial Mortgage Pass Through      No Opt. Call         AAA        498,678
                 Certificates, Series 1998-CF1, Class A, 6.330%, 10/15/07

    500,000    Morgan Stanley Capital I Incorporated, Commercial Mortgage Pass Through      No Opt. Call          AA        470,000
                  Certificates, Series 1999-RM1, Class B, 6.810%, 11/15/08

               Federal Home Loan Mortgage Corporation Mortgage Pool (Freddie Mac Gold):
    500,000      6.500%, 11/01/14 (WI)                                                      No Opt. Call         Aaa        491,094
    500,000      7.500%, 10/01/29 (WI)                                                      No Opt. Call         Aaa        501,748
------------------------------------------------------------------------------------------------------------------------------------
               Total Corporate Obligations - (cost $11,055,985)                                                          10,726,143
               ---------------------------------------------------------------------------------------------------------------------
               U.S. GOVERNMENT OBLIGATIONS - 27.1%

               U.S. Treasury Bonds/Notes:

  1,000,000      12.375%, 5/15/04                                                           No Opt. Call         Aaa      1,254,063

    500,000      11.625%, 11/15/04                                                          No Opt. Call         AAA        621,719

    750,000      6.625%, 5/15/07                                                            No Opt. Call         AAA        773,905

    500,000      9.250%, 2/15/16                                                            No Opt. Call         Aaa        639,687

  1,000,000      7.500%, 11/15/16                                                           No Opt. Call         AAA      1,107,500
------------------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government Obligations - (cost $4,557,420)                                                      4,396,874
               ---------------------------------------------------------------------------------------------------------------------

Portfolio of Investments
Nuveen Income Fund (continued)
September 30,1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL PAPER - 13.9%

$   750,000    Ford Motor Credit Corporation, 5.240%, 10/01/99                              No Opt. Call         A-1    $   750,000

    750,000    Merrill Lynch & Co., Inc., 5.260%, 10/01/99                                  No Opt. Call         A-1        750,000

    750,000    MetLife Funding, Inc., 5.290%, 10/01/99                                      No Opt. Call         A-1        750,000
------------------------------------------------------------------------------------------------------------------------------------
$ 2,250,000    Total Commercial Paper - (cost $2,250,000)                                                                 2,250,000
===========-------------------------------------------------------------------------------------------------------------------------
               Total Investments - (cost $17,863,405) - 107.1%                                                           17,373,017
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets less Liabilities - (7.1)%                                                                    (1,148,109)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $16,224,908
               =====================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

(WI) Security purchased on a when-issued basis (note 1).

                                 See accompanying notes to financial statements.
8

Statement of Net Assets
Nuveen Income Fund
September 30, 1999


------------------------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $17,863,405) (note 1)                                           $17,373,017
Cash                                                                                                             418,487
Receivables:
 Fund manager (note 5)                                                                                             1,654
 Interest                                                                                                        291,171
 Shares sold                                                                                                     103,107
Other assets                                                                                                      71,905
------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                                                18,259,341
------------------------------------------------------------------------------------------------------------------------
Liabilities
Payable for investments purchased                                                                              1,958,082
Accrued expenses:
 12b-1 distribution and service fees (notes 1 and 5)                                                               4,412
 Other                                                                                                            64,642
Dividends payable                                                                                                  7,297
------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                                            2,034,433
------------------------------------------------------------------------------------------------------------------------
Net assets (note 6)                                                                                          $16,224,908
========================================================================================================================
Class A Shares (note 1)
Net assets                                                                                                   $ 1,370,326
Shares outstanding                                                                                                72,115
Net asset value and redemption price per share                                                               $     19.00
Offering price per share (net asset value per share plus maximum sales charge of 4.75% of offering price)    $     19.95
========================================================================================================================
Class B Shares (note 1)
Net assets                                                                                                   $ 4,108,388
Shares outstanding                                                                                               216,180
Net asset value, offering and redemption price per share                                                     $     19.00
========================================================================================================================
Class C Shares (note 1)
Net assets                                                                                                   $ 1,118,729
Shares outstanding                                                                                                58,849
Net asset value, offering and redemption price per share                                                     $     19.01
========================================================================================================================
Class R Shares (note 1)
Net assets                                                                                                   $ 9,627,465
Shares outstanding                                                                                               506,528
Net asset value, offering and redemption price per share                                                     $     19.01
========================================================================================================================


                                 See accompanying notes to financial statements.

Statement of Operations
Nuveen Income Fund
For the Period November 30, 1998 (commencement of operations) through September 30, 1999


-----------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                                  $ 781,543
-----------------------------------------------------------------------------------------------------
Expenses
Management fees (note 5)                                                                       63,718
12b-1 service fees - Class A (notes 1 and 5)                                                    1,269
12b-1 distribution and service fees - Class B (notes 1 and 5)                                  15,050
12b-1 distribution and service fees - Class C (notes 1 and 5)                                   4,075
Shareholders' servicing agent fees and expenses                                                   188
Custodian's fees and expenses                                                                  37,710
Trustees' fees and expenses (note 5)                                                            1,834
Professional fees                                                                               8,133
Shareholders' reports - printing and mailing expenses                                          57,959
Federal and state registration fees                                                             9,757
Other expenses                                                                                  1,149
-----------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                          200,842
 Custodian fee credit (note 1)                                                                 (3,673)
 Expense reimbursement (note 5)                                                               (91,817)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                                  105,352
-----------------------------------------------------------------------------------------------------
Net investment income                                                                         676,191
-----------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions (notes 1 and 4)                        (161,888)
Net change in unrealized appreciation or depreciation of investments                         (490,388)
-----------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                             (652,276)
-----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                  $  23,915
=====================================================================================================



                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
Nuveen Income Fund
For the Period November 30, 1998 (commencement of operations) through September 30, 1999

----------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                   $   676,191
Net realized gain (loss) from investment transactions (notes 1 and 4)                      (161,888)
Net change in unrealized appreciation or depreciation of investments                       (490,388)
----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                   23,915
----------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                                   (30,646)
  Class B                                                                                   (77,598)
  Class C                                                                                   (20,426)
  Class R                                                                                  (520,172)
----------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                  (648,842)
----------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                         16,814,394
Net proceeds from shares issued to shareholders due to reinvestment of distributions         85,962
----------------------------------------------------------------------------------------------------
                                                                                         16,900,356
Cost of shares redeemed                                                                    (150,521)
----------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                  16,749,835
----------------------------------------------------------------------------------------------------
Net increase in net assets                                                               16,124,908
Net assets at the beginning of period                                                       100,000
----------------------------------------------------------------------------------------------------
Net assets at the end of period                                                         $16,224,908
====================================================================================================
Balance of undistributed net investment income at the end of period                     $    27,349
====================================================================================================

                                 See accompanying notes to financial statements.
11

Notes to Financial Statements




1. General Information and Significant Accounting Policies

The Nuveen Income Fund (the "Fund") is a series of the Nuveen Investment Trust III (the "Trust") which was organized as a Massachusetts business trust in 1998. The Trust is an open-end diversified management series investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on November 30, 1998, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,000 by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on November 20, 1998.

The Fund invests primarily in a diversified portfolio of domestic investment grade quality bonds of varying maturities as a source of current income and capital preservation. The Fund may also buy non-investment grade bonds and dollar denominated bonds of foreign issuers, subject to certain limitations. The Fund may also invest in other securities, such as preferred stock, that have predominantly fixed-income characteristics. Also, the Fund may invest in cash equivalents and short-term fixed income investments in order to preserve capital or to enhance returns or as a temporary defensive measure.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices used to value fixed-income securities are based on the mean between the bid and ask prices as provided by an independent pricing service. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At September 30, 1999, the Fund had outstanding when-issued purchase commitments of $1,486,893.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders

Net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments

The Fund may invest in futures, swap and option contracts, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period November 30, 1998 (commencement of operations) through September 30, 1999.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Fund shares for the period November 30, 1998 (commencement of operations) through September 30, 1999, were as follows:

                                                                        Shares      Amount
--------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                73,650   $ 1,428,296
 Class B                                                               215,822     4,170,484
 Class C                                                                59,764     1,158,295
 Class R                                                               502,892    10,057,319
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                   323         6,205
 Class B                                                                 1,175        22,646
 Class C                                                                   200         3,841
 Class R                                                                 2,675        53,270
--------------------------------------------------------------------------------------------
                                                                       856,501    16,900,356
--------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                (3,108)      (60,180)
 Class B                                                                (2,067)      (39,437)
 Class C                                                                (2,365)      (45,366)
 Class R                                                                  (289)       (5,538)
--------------------------------------------------------------------------------------------
                                                                        (7,829)     (150,521)
--------------------------------------------------------------------------------------------
Net increase                                                           848,672   $16,749,835
============================================================================================

3. Distributions to Shareholders

The Fund declared a dividend distribution from its net investment income which was paid November 1, 1999, to shareholders of record on October 8, 1999, as follows:

---------------------------------------------------------------------
Dividend per share:
 Class A                                                     $.0990
 Class B                                                      .0870
 Class C                                                      .0870
 Class R                                                      .1030
---------------------------------------------------------------------

4. Securities Transactions

Purchases and sales (including maturities) of corporate obligations, U.S. government obligations and short-term investments for the period November 30, 1998 (commencement of operations) through September 30, 1999, were as follows:

----------------------------------------------------------------------------
Purchases:
 Corporate obligations                                           $16,672,458
 U.S. government obligations                                       7,738,272
 Short-term investments                                           80,442,144

Sales:
 Corporate obligations                                             5,591,646
 U.S. government obligations                                       3,040,464
 Short-term investments                                           78,250,000
============================================================================

At September 30, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes. Net unrealized depreciation for federal income tax purposes aggregated $490,388 of which $37,862 related to appreciated securities and $528,250 related to depreciated securities.

At September 30, 1999, the Fund had an unused capital loss carryforward of $161,888 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2007.

5. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets                                       Management Fee
-----------------------------------------------------------------------------
For the first $125 million                                        .6000 of 1%
For the next $125 million                                         .5875 of 1
For the next $250 million                                         .5750 of 1
For the next $500 million                                         .5625 of 1
For the next $1 billion                                           .5500 of 1
For net assets over $2 billion                                    .5250 of 1
=============================================================================

The Adviser has agreed to waive fees and reimburse expenses through July 31, 2000, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .80% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the period November 30, 1998 (commencement of operations) through September 30, 1999, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $16,100 of which approximately $14,000 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the period November 30, 1998 (commencement of operations) through September 30, 1999, the Distributor compensated authorized dealers directly with approximately $151,200 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the period November 30, 1998 (commencement of operations) through September 30, 1999, the Distributor retained $18,800 of such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $800 of CDSC on share redemptions during the period November 30, 1998 (commencement of operations) through September 30, 1999.

6. Composition of Net Assets

At September 30, 1999, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

---------------------------------------------------------------------------------------
Capital paid-in                                                             $16,849,835
Balance of undistributed net investment income                                   27,349
Accumulated net realized gain (loss) from investment transactions              (161,888)
Net unrealized appreciation (depreciation) of investments                      (490,388)
---------------------------------------------------------------------------------------
Net assets                                                                  $16,224,908
=======================================================================================

              Financial Highlights

              Selected data for a share outstanding throughout the period:

  Class (Inception Date)
                                             Investment Operations             Less Distributions
                                         ------------------------------    --------------------------

                                                             Net
                                                       Realized/
                                                      Unrealized
                          Beginning           Net        Invest-              Net                       Ending
                                Net       Invest-           ment           Invest-                         Net     Total
Year Ended                    Asset          ment           Gain              ment   Capital              Asset   Return
September 30,                 Value        Income         (Loss)   Total    Income     Gains     Total    Value      (c)
------------------------------------------------------------------------------------------------------------------------
Class A (11/98)
  1999 (d)                   $20.00         $1.02        $(1.03)  $(.01)   $ (.99)      $ --   $ (.99)   $19.00    (.04)%
Class B (11/98)
  1999 (d)                    20.00           .90         (1.03)   (.13)     (.87)        --     (.87)    19.00    (.68)
Class C (11/98)
  1999 (d)                    20.00           .90         (1.02)   (.12)     (.87)        --     (.87)    19.01    (.62)
Class R (11/98)
  1999 (d)                    20.00          1.06         (1.02)    .04     (1.03)        --    (1.03)    19.01     .21
------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                          -----------------------------------------------------------------------------------------
                                       Before Credit/                After             After Credit/
                                       Reimbursement           Reimbursement (a)     Reimbursement (b)
                                       --------------          -----------------     -----------------
                                                    Ratio                    Ratio               Ratio
                                                   of Net                   of Net              of Net
                                                  Invest-                  Invest-             Invest-
                                    Ratio of         ment     Ratio of        ment   Ratio of     ment
                                   Expenses        Income     Expenses      Income   Expenses   Income
                          Ending         to            to           to          to         to       to
                             Net    Average       Average      Average     Average    Average  Average  Portfolio
Year Ended                Assets        Net           Net          Net         Net        Net      Net   Turnover
September 30,              (000)     Assets        Assets       Assets       Assets     Assets   Assets      Rate
-----------------------------------------------------------------------------------------------------------------
Class A (11/98)
  1999 (d)                $1,370       1.89%*        5.59%*       1.09%*       6.39%*     1.05%*   6.42%*      76%
Class B (11/98)
  1999 (d)                 4,108       2.63*         4.84*        1.83*        5.64*      1.80*    5.67*       76
Class C (11/98)
  1999 (d)                 1,119       2.63*         4.85*        1.83*        5.65*      1.80*    5.69*       76
Class R (11/98)
  1999 (d)                 9,627       1.72*         5.60*         .83*        6.49*       .80*    6.53*       76
-----------------------------------------------------------------------------------------------------------------

*    Annualized.

(a)  After expense reimbursement from the investment adviser (note 4).

(b) After custodian fee credit and expense reimbursement from the investment adviser (notes 1 and 5).

(c) Total returns are calculated on net asset value without any sales charge and are not annualized.

(d) For the period November 30, 1998 (commencement of operations) through September 30, 1999.

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Income Fund

We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen Income Fund (one of the portfolios constituting the Nuveen Investment Trust III (a Massachusetts business trust)), as of September 30, 1999, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Income Fund as of September 30, 1999, the results of its operations, the change in its net assets and its financial highlights for the period indicated thereon in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Chicago, Illinois
November 15, 1999

Fund Information



Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager

Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services

Chase Global Fund Services Company
P.O. Box 5186
New York, NY 10274
(800) 257-8787

Legal Counsel

Chapman & Cutler
Chicago, IL

Independent Public
Accountants

Arthur Andersen LLP
Chicago, IL

SERVING

Investors for Generations


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

   The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

   Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

   Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                                                     EAN-IF-9-99